UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2011

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On July 1, 2011, The Hanover Insurance Group, Inc. (“the Company”) completed the previously announced acquisition (the “Acquisition”) of Chaucer Holdings PLC (“Chaucer”). The closing of the Acquisition followed approval of the transaction by Chaucer shareholders on June 7, 2011, subsequent court approval in the UK and regulatory approvals in various jurisdictions.

On July 8, 2011, the Company filed a Current Report on Form 8-K (the “8-K Report”) to report the completion of the Acquisition. This Amendment No. 1 to Current Report on Form 8-K/A (the “Amended Report”) is being filed to amend Item 9.01 of the 8-K Report in order to provide the financial information required by 9.01 (a) and (b), which the Company indicated would be provided no later than 71 days from the date of the 8-K Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Chaucer Holdings PLC for the fiscal years ended December 31, 2010 and 2009 is incorporated herein by reference to 99.1.

(b) Pro Forma Financial Information

The pro forma condensed combined financial information reflecting the Acquisition is filed as Exhibit 99.2 to this Amended Report and incorporated herein by reference to 99.2.

(c) Not Applicable.

(d) Exhibits

The following exhibits are furnished as part of this Report:

99.1*	Audited financial statements of Chaucer Holdings PLC for the fiscal years ended December 31, 2010 and 2009

99.2	Unaudited preliminary pro forma condensed combined financial information of The Hanover Insurance Group, Inc.

*	Previously filed as Exhibit 99.1 to the Form 8-K Report filed with the Securities and Exchange Commission on June 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Hanover Insurance Group, Inc.
(Registrant)

Date September 19, 2011	By:	/s/ David B. Greenfield
David B. Greenfield
Executive Vice President,
Chief Financial Officer and
Principal Accounting Officer

Exhibit Index

Exhibit 99.1	Audited financial statements of Chaucer Holdings PLC for the fiscal years ended December 31, 2010 and 2009 previously filed as Exhibit 99.1 to the Form 8-K Report filed with the Securities and Exchange Commission on June 14, 2011 and incorporated herein by reference.

Exhibit 99.2	Unaudited preliminary pro forma condensed combined financial information of The Hanover Insurance Group, Inc.

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